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                                                                      EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the statement on Schedule 13G relating to the common stock, par value $0.01 per share, of NewPower Holdings, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         EXECUTED as of May 14, 2001

                                       ENRON CORP.


                                       By: /s/ ROBERT H. BUTTS
                                          -------------------------------------
                                       Name:    Robert H. Butts
                                       Title:   Managing Director, and
                                                Controller


                                       ENRON ENERGY SERVICES, LLC


                                       By: /s/ MARK S. MULLER
                                          -------------------------------------
                                       Name:    Mark S. Muller
                                       Title:   President, New Business Ventures


                                       CORTEZ ENERGY SERVICES, LLC

                                       By:      Enron Energy Services, LLC,
                                                its Managing Member


                                                By: /s/ MARK S. MULLER
                                                   ----------------------------
                                                Name:    Mark S. Muller
                                                Title:   President, New Business
                                                         Ventures


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                                       MCGARRET I, L.L.C.

                                       By:      Enron Energy Services, LLC,
                                                its Managing Member


                                                By: /s/ MARK S. MULLER
                                                   ----------------------------
                                                Name:    Mark S. Muller
                                                Title:   President, New Business
                                                         Ventures


                                       MCGARRET II, L.L.C.

                                       By:      Enron Energy Services, LLC,
                                                its Managing Member


                                                By: /s/ MARK S. MULLER
                                                   ----------------------------
                                                Name:    Mark S. Muller
                                                Title:   President, New Business
                                                         Ventures


                                       MCGARRET III, L.L.C.

                                       By:      Enron Energy Services, LLC,
                                                its Managing Member


                                                By: /s/ MARK S. MULLER
                                                   ----------------------------
                                                Name:    Mark S. Muller
                                                Title:   President, New Business
                                                         Ventures


                                       EES WARRANT TRUST

                                       By:      Wilmington Trust Company,
                                                Not in its individual capacity,
                                                but solely as Trustee


                                                By: /s/ ANN E. ROBERTS
                                                   ----------------------------
                                                Name:    Ann E. Roberts
                                                Title:   Assistant Vice
                                                         President